SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                             CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange
                              Act of 1934

     Date of Report (Date of earliest event reported):  July 30, 2004

                     Commission File Number 1-05707

                   GENERAL EMPLOYMENT ENTERPRISES, INC.
          Exact name of registrant as specified in its charter)

           Illinois                                   36-6097429
(State or other jurisdiction of                    (I.R.S.  Employer
incorporation or organization)                   Identification Number)

     One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois     60181
       (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number, including area code:  (630) 954-0400

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

The following exhibit is filed as a part of this report:

No.     Description of Exhibit

99.01 Press release issued by General Employment Enterprises, Inc., dated July 30, 2004.


Item 12.  Results of Operations and Financial Condition.

On July 30, 2004, General Employment Enterprises, Inc. issued a press release containing information regarding its results of operations and financial condition for the quarter ended June 30, 2004. A copy of the press release is furnished as an exhibit to this Form 8-K Current Report.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  July 30, 2004               By: /s/ Herbert F. Imhoff, Jr.
                                   Herbert F. Imhoff, Jr.
                                   Chairman of the Board,
                                   Chief Executive Officer and
                                   President